                                                                 Exhibit 24.1

                               POWER OF ATTORNEY

     Each of the undersigned directors and officers of KNOLOGY, Inc. hereby constitutes and appoints Rodger L. Johnson and Chad Wachter, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in each person's name and behalf in the capacities indicated below, to sign Amendment No. 3 to the Registration Statement on Form S-1 (Registration No. 333-89179) for KNOLOGY, Inc. (the "Amended Registration Statement") any and all amendments (including post-effective amendments) to the Amended Registration Statement or any registration statement relating to the Amended Registration Statement or any and all amendments to KNOLOGY Holdings, Inc.'s annual report on Form 10-K for the year ended December 31, 1999 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney is valid as of its execution, until its withdrawal.

Dated as of December 22, 1999

SIGNATURES                       TITLE
----------                       -----
    /s/ Rodger L. Johnson        President, Chief Executive Officer and Director
------------------------------
        Rodger L. Johnson

     /s/ Robert K. Mills         Chief Financial Officer (Principal Financial and
------------------------------   Accounting Officer)
         Robert K. Mills

/s/ Campbell B. Lanier, III      Chairman of the Board of Directors
------------------------------
    Campbell B. Lanier, III

  /s/ William H. Scott, III      Director
------------------------------
     William H. Scott, III

    /s/ Richard Bodman           Director
------------------------------
        Richard Bodmam

   /s/ Alan A. Burgess           Director
------------------------------
        Alan A. Burgess

     /s/ Donald W. Burton        Director
------------------------------
         Donald W. Burton

   /s/ L. Charles Hilton, Jr.    Director
------------------------------
       L. Charles Hilton, Jr.

      /s/ Donald W. Weber        Director
------------------------------
          Donald W. Weber